Supplement to the

Fidelity® California AMT Tax-Free Money Market Fund

Institutional Class (FSBXX) and Service Class (FSSXX)

A Fund of California Municipal Trust II

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2012

The following information replaces similar information found in the "Fund Holdings Information" section on page 51.

The fund will provide a full list of holdings as of the last day of the previous month on www.advisor.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

CAM/CAMSB-13-01  April 1, 2013
1.872060.108

Supplement to the

Fidelity® California AMT Tax-Free Money Market Fund (FSPXX) and Fidelity California Municipal Money Market Fund (FCFXX)

Fidelity California AMT Tax-Free Money Market Fund is a Class of shares of Fidelity California AMT Tax-Free Money Market Fund

Funds of Fidelity California Municipal Trust II

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2012

The following information replaces similar information found in the "Fund Holdings Information" section on page 55.

Each fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

CMSB-13-01  April 1, 2013
1.475748.123